UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 27, 2017

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 27, 2017, the Board of Directors, or the Board, of VIVUS, Inc., or the Company, approved changes to the equity compensation arrangement for the Company’s non-employee directors.  No changes were made to the cash compensation arrangement for the Company’s non-employee directors.

Under the new equity compensation arrangement, following the initial appointment or election to the Board, each non-employee director will be granted as determined by the Compensation Committee of the Board (i) a non-qualified stock option to purchase 225,000 shares of Common Stock with an exercise price equal to the fair market value of the Company’s Common Stock as of the date of grant, or (ii) an equivalent number of restricted stock units to afford approximately the same value of (i), or (iii) a combination thereof, or the Initial Grant. Initial Grants vest monthly over three (3) years on each monthly anniversary date commencing on the date service as a non-employee director began and will continue to vest, subject to each such non-employee director continuing to be a Service Provider (as defined in the 2010 Equity Incentive Plan) on the relevant vesting dates and, if stock options, have (i) a seven (7) year term and (ii) a six (6) month post-termination exercise period.

Thereafter, provided that the non-employee director is re-elected to the Board and has served as a director for at least six (6) months as of such election date, each such non-employee director will be granted on the date of the Annual Meeting of Stockholders as determined by the Compensation Committee of the Board (i) a non-qualified stock option to purchase 150,000 shares of Common Stock with an exercise price equal to the fair market value of the Company’s Common Stock as of the date of grant, or (ii) an equivalent number of restricted stock units to afford approximately the same value of (i), or (iii) a combination thereof, or the Subsequent Grant. Subsequent Grants vest monthly over one (1) year following the date of grant, subject to each such non-employee director continuing to be a Service Provider on the relevant vesting dates and, if stock options, have (i) a seven (7) year term and (ii) a six (6) month post-termination exercise period.

On October 27, 2017, the Compensation Committee of the Board approved Subsequent Grants under the new equity compensation arrangement for a non-qualified stock option to purchase 150,000 shares of the Company’s Common Stock for each of David Y. Norton, Jorge Plutzky, M.D., Eric W. Roberts, Herman Rosenman and Allan L. Shaw.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On October 27, 2017, the Company held its 2017 Annual Meeting of Stockholders, or the Annual Meeting.  At the Annual Meeting, the Company’s stockholders elected seven (7) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; did not approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; recommended, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; ratified the Company’s appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; approved the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 7,000,000 and make certain other amendments to the plan; and ratified the Amended and Restated Preferred Stock Rights Agreement intended to protect the Company’s U.S. federal net operating loss carryforwards and other favorable tax attributes from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended.

After taking into consideration the recommendation of the Company’s stockholders that an advisory vote on the compensation of the Company’s named executive officers occur on an annual basis, the Company has determined to continue to solicit stockholder approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers on an annual basis at least until the next advisory vote on the frequency of stockholder advisory votes occurs.

The Company’s independent inspector of elections reported the voting results as follows:

(i)  Election of seven (7) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Seth H. Z. Fischer	23,741,474	6,376,954	52,116,362
Thomas B. King	24,051,656	6,066,772	52,116,362
David Y. Norton	23,823,362	6,295,066	52,116,362
Jorge Plutzky, M.D.	23,917,499	6,200,929	52,116,362
Eric W. Roberts	10,231,860	19,886,568	52,116,362
Herman Rosenman	10,123,992	19,994,436	52,116,362
Allan L. Shaw	10,244,529	19,873,899	52,116,362

(ii)  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
6,568,865	23,008,072	541,491	52,116,362

(iii)  Recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,217,619	1,227,760	1,028,283	644,766	52,116,362

(iv)  Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
77,066,578	4,438,532	729,680	0

(v)  Approval of the amended and restated 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 7,000,000 and make certain other amendments to the plan:

For	Against	Abstain	Broker Non-Votes
22,518,145	7,467,310	132,973	52,116,362

(vi)  Ratification of the Amended and Restated Preferred Stock Rights Agreement intended to protect the Company’s U.S. federal net operating loss carryforwards and other favorable tax attributes from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended:

For	Against	Abstain	Broker Non-Votes
28,356,776	1,580,393	181,259	52,116,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel
Date: October 31, 2017